Fair Value Measurements	3 Months Ended
Mar. 31, 2019
Fair Value Disclosures [Abstract]
Fair Value Measurements

Note 8. Fair Value Measurements
Recurring Fair Value Measurements
The following table presents the balances of assets and liabilities measured at fair value on a recurring basis as of March 31, 2019:

(dollars in millions)	Level 1(1)	Level 2(2)	Level 3(3)	Total
Assets:
Other assets:
Fixed income securities	$—	$430	$—	$430
Interest rate swaps	—	100	—	100
Cross currency swaps	—	215	—	215
Interest rate caps	—	6	—	6
Total	$—	$751	$—	$751

Liabilities:
Other liabilities:
Interest rate swaps	$—	$361	$—	$361
Cross currency swaps	—	519	—	519
Forward starting interest rate swaps	—	242	—	242
Interest rate caps	—	2	—	2
Foreign exchange forwards	—	10	—	10
Total	$—	$1,134	$—	$1,134

The following table presents the balances of assets and liabilities measured at fair value on a recurring basis as of December 31, 2018:

(dollars in millions)	Level 1(1)	Level 2(2)	Level 3(3)	Total
Assets:
Other assets:
Fixed income securities	$—	$405	$—	$405
Interest rate swaps	—	3	—	3
Cross currency swaps	—	220	—	220
Interest rate caps	—	14	—	14
Total	$—	$642	$—	$642

Liabilities:
Other liabilities:
Interest rate swaps	$—	$813	$—	$813
Cross currency swaps	—	536	—	536
Forward starting interest rate swaps	—	60	—	60
Interest rate caps	—	4	—	4
Total	$—	$1,413	$—	$1,413

(1)	Quoted prices in active markets for identical assets or liabilities

(2)	Observable inputs other than quoted prices in active markets for identical assets and liabilities

(3)	Unobservable pricing inputs in the market

Certain of our equity investments do not have readily determinable fair values and are excluded from the tables above. Such investments are measured at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for an identical or similar investment of the same issuer and are included in Investments in unconsolidated businesses in our condensed consolidated balance sheets. As of March 31, 2019 and December 31, 2018, the carrying amount of our investments without readily determinable fair values were $278 million and $248 million, respectively. During the three months ended March 31, 2019, there was an insignificant adjustment due to observable price changes and we did not recognize an impairment charge. Cumulative adjustments due to observable price changes and impairment charges were $57 million and insignificant, respectively.

Fixed income securities consist primarily of investments in municipal bonds. For fixed income securities that do not have quoted prices in active markets, we use alternative matrix pricing resulting in these debt securities being classified as Level 2.

Derivative contracts are valued using models based on readily observable market parameters for all substantial terms of our derivative contracts and thus are classified within Level 2. We use mid-market pricing for fair value measurements of our derivative instruments. Our derivative instruments are recorded on a gross basis.

We recognize transfers between levels of the fair value hierarchy as of the end of the reporting period. There were no transfers between Level 1 and Level 2 during the three months ended March 31, 2019 and 2018.

Fair Value of Short-term and Long-term Debt
The fair value of our debt is determined using various methods, including quoted prices for identical terms and maturities, which is a Level 1 measurement, as well as quoted prices for similar terms and maturities in inactive markets and future cash flows discounted at current rates, which are Level 2 measurements. The fair value of our short-term and long-term debt, excluding finance leases, was as follows:

	At March 31,		At December 31,
	2019		2018
(dollars in millions)	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Short- and long-term debt, excluding finance leases	$112,725	$125,307	$112,159	$118,535

Derivative Instruments
The following table sets forth the notional amounts of our outstanding derivative instruments:

	At March 31,	At December 31,
(dollars in millions)	2019	2018
Interest rate swaps	$19,076	$19,813
Cross currency swaps	16,638	16,638
Forward starting interest rate swaps	3,000	4,000
Interest rate caps	1,624	2,218
Foreign exchange forwards	1,000	600

Interest Rate Swaps
We enter into interest rate swaps to achieve a targeted mix of fixed and variable rate debt. We principally receive fixed rates and pay variable rates based on LIBOR, resulting in a net increase or decrease to Interest expense. These swaps are designated as fair value hedges and hedge against interest rate risk exposure of designated debt issuances. We record the interest rate swaps at fair value in our condensed consolidated balance sheets as assets and liabilities. Changes in the fair value of the interest rate swaps are recorded to Interest expense, which are offset by changes in the fair value of the hedged debt due to changes in interest rates.

During the three months ended March 31, 2019, we entered into interest rate swaps with a total notional value of $510 million and settled interest rate swaps with a total notional value of $1.2 billion.

The ineffective portions of these interest rate swaps were insignificant for the three months ended March 31, 2019 and 2018.

The following amounts were recorded in Long-term debt in our condensed consolidated balance sheets related to cumulative basis adjustments for fair value hedges:

	At March 31,	At December 31,
(dollars in millions)	2019	2018
Carrying amount of hedged liabilities	$18,752	$18,903
Cumulative amount of fair value hedging adjustment included in the carrying amount of the hedged liabilities	(205)	(785)

Cross Currency Swaps
We have entered into cross currency swaps designated as cash flow hedges to exchange our British Pound Sterling, Euro, Swiss Franc and Australian Dollar-denominated cash flows into U.S. dollars and to fix our cash payments in U.S. dollars, as well as to mitigate the impact of foreign currency transaction gains or losses.

During the three months ended March 31, 2019, an insignificant pre-tax gain was recognized in Other comprehensive income (loss). During the three months ended March 31, 2018, a pre-tax gain of $1.1 billion was recognized in Other comprehensive income (loss). A portion of the gains recognized in Other comprehensive income (loss) was reclassified to Other income (expense), net to offset the related pre-tax foreign currency transaction gain or loss on the underlying hedged item.

Forward Starting Interest Rate Swaps
We have entered into forward starting interest rate swaps designated as cash flow hedges in order to manage our exposure to interest rate changes on future forecasted transactions.

During the three months ended March 31, 2019, we did not enter into any new forward starting interest rate swaps and settled forward starting interest rate swaps with a total notional value of $1.0 billion. During the three months ended March 31, 2019, a pre-tax loss of $203 million was recognized in Other comprehensive income (loss).

We hedge our exposure to the variability in future cash flows based on the expected maturities of the related forecasted debt issuance.

Net Investment Hedges
We have designated certain foreign currency instruments as net investment hedges to mitigate foreign exchange exposure related to non-U.S. dollar net investments in certain foreign subsidiaries against changes in foreign exchange rates. The notional amount of the Euro-denominated debt as a net investment hedge was $761 million and $806 million at March 31, 2019 and December 31, 2018, respectively.

Undesignated Derivatives
We also have the following derivative contracts which we use as economic hedges but for which we have elected not to apply hedge accounting.

Interest Rate Caps
We enter into interest rate caps to mitigate our interest exposure to interest rate increases on our ABS Financing Facilities and ABS Notes. During the three months ended March 31, 2019 and 2018, we recognized an insignificant amount in Interest expense.

Foreign Exchange Forwards
We enter into British Pound Sterling and Euro foreign exchange forwards to mitigate our foreign exchange rate risk related to non-functional currency denominated monetary assets and liabilities of international subsidiaries. During the three months ended March 31, 2019, we entered into foreign exchange forwards with a total notional value of $3.0 billion and settled foreign exchange forwards with a total notional value of $2.6 billion. During the three months ended March 31, 2019, we recognized an insignificant amount in Other income (expense), net.

Concentrations of Credit Risk
Financial instruments that subject us to concentrations of credit risk consist primarily of temporary cash investments, short-term and long-term investments, trade receivables, including device payment plan agreement receivables, certain notes receivable, including lease receivables, and derivative contracts.

Counterparties to our derivative contracts are major financial institutions with whom we have negotiated derivatives agreements (ISDA master agreements) and credit support annex (CSA) agreements which provide rules for collateral exchange. Negotiations and executions of new ISDA master agreements and CSA agreements with our counterparties continued throughout 2018 and 2019. The newly executed CSA agreements contain rating based thresholds such that we or our counterparties may be required to hold or post collateral based upon changes in outstanding positions as compared to established thresholds and changes in credit ratings. At March 31, 2019 we posted an insignificant amount of collateral and approximately $83 million of collateral at December 31, 2018 related to derivative contracts under collateral exchange arrangements, which were recorded as Prepaid expenses and other in our condensed consolidated balance sheets. While we may be exposed to credit losses due to the nonperformance of our counterparties, we consider the risk remote and do not expect that any such nonperformance would result in a significant effect on our results of operations or financial condition due to our diversified pool of counterparties.